SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

       1-14764                                                  11-3415180
(Commission File Number)                                       (IRS Employer
                                                          Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

        1-9046                                                 11-2776686
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01   OTHER EVENTS.

            On October 31, 2005, the Board of Directors of Cablevision Systems Corporation ("Cablevision") authorized Cablevision management to take all steps that would be necessary to implement a $3 billion special dividend payable pro rata to all shareholders subject to, among other things, obtaining the necessary financing on terms and conditions acceptable to the Board and final Board approval after completion of its ongoing analysis of the proposed dividend. Cablevision continues to analyze the proposed dividend, and, together with CSC Holdings, Inc., is evaluating a new CSC Holdings, Inc. credit facility of up to $5.5 billion, secured by the stock of certain subsidiaries. The new credit facility would (i) be used to refund and replace the existing CSC Holdings, Inc. credit facility, (ii) provide the funds for the special dividend, if one is declared by the Board, and (iii) provide for up to $1.0 billion of initially undrawn revolving credit availability.



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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CABLEVISION SYSTEMS CORPORATION


                                           By: /s/ Michael P. Huseby
                                              ----------------------------------
                                              Name:  Michael P. Huseby
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Dated: December 2, 2005



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CSC HOLDINGS, INC.


                                           By: /s/ Michael P. Huseby
                                              ----------------------------------
                                              Name:  Michael P. Huseby
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Dated: December 2, 2005


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